UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2020

Perdoceo Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2020, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Perdoceo Education Corporation (the "Company") approved a form restricted stock unit agreement for awards to non-employee directors of the Company under the Career Education Corporation 2016 Incentive Compensation Plan (the “2016 Plan”).  The form is attached as Exhibit 10.1.  The terms of each award are determined by the Board based on the review and recommendation of the Nominating and Governance Committee of the Board and will be set forth in an individual’s award agreement on the attached form.  On May 28, 2020, each non-employee director of the Company received 7,535 restricted stock units, representing a target value at grant of $100,000, which are eligible to vest on June 14, 2021 pursuant to the attached form.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 28, 2020 and the following matters were voted on at that meeting:

(1)The Company’s stockholders voted as follows to elect eight directors to the Company’s Board of Directors:

Directors:	Votes For:	Against:	Abstain:	Broker Non-Votes:
Dennis H. Chookaszian	52,784,183	1,830,011	1,575	5,698,073
Kenda B. Gonzales	53,982,267	631,928	1,574	5,698,073
Patrick W. Gross	52,721,134	1,892,839	1,796	5,698,073
William D. Hansen	53,513,761	1,100,408	1,600	5,698,073
Gregory L. Jackson	52,510,767	2,103,327	1,675	5,698,073
Thomas B. Lally	52,543,393	2,070,677	1,699	5,698,073
Todd S. Nelson	53,801,747	812,323	1,699	5,698,073
Leslie T. Thornton	53,074,328	1,539,842	1,599	5,698,073

(2)	The Company’s stockholders approved, on a nonbinding advisory basis, the executive compensation paid by the Company to its named executive officers, by the votes set forth in the table below:

Votes For:	Against:	Abstain:	Broker Non-Votes:
43,477,661	9,881,352	1,256,756	5,698,073

(3)

The Company’s stockholders voted as follows to ratify the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2020:

Votes For:	Against:	Abstain:	Broker Non-Votes
59,367,449	48,214	898,179	0

Item 9.01	Financial Statements and Exhibits

(d)Exhibits

The exhibits to this Current Report on Form 8-K are listed in the “Exhibit Index” which is contained herein and incorporated herein by reference.

Exhibit Index

Exhibit Number	Description of Exhibit

*10.1	Form of Non-Employee Director Restricted Stock Unit Award Agreement pursuant to the Career Education Corporation 2016 Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and
Corporate Secretary

Dated:	June 1, 2020

4